Exhibit 21.1

Subsidiaries of STAG Industrial, Inc.

Upon completion of this offering and the formation transactions

Name	Jurisdiction of Formation/Incorporation
STAG Industrial Operating Partnership, L.P.	Delaware
STAG Industrial GP, LLC	Delaware
STAG Industrial Management, LLC	Delaware
STAG Industrial TRS, Inc.	Delaware
STAG Investments Holdings III, LLC	Delaware
STAG Investment Holdings IV, LLC	Delaware
STAG GI Investment Holdings, LLC	Delaware
STAG Capital Partners, LLC	Massachusetts
STAG Capital Partners II, LLC	Delaware
STAG III Arlington, L.P.	Delaware
STAG III Boardman, LLC	Delaware
STAG III Canton, LLC	Delaware
STAG III Chesterfield, LLC	Delaware
STAG III Dayton, LLC	Delaware
STAG III Elkhart, LLC	Delaware
STAG III Great Bend, LLC	Delaware
STAG III Holland, LLC	Delaware
STAG III Jackson, LLC	Delaware
STAG III Mason, LLC	Delaware
STAG III Mayville, LLC	Delaware
STAG III Milwaukee 2, LLC	Delaware
STAG III Milwaukee, LLC	Delaware
STAG III Newark, LLC	Delaware
STAG III Pensacola, LLC	Delaware
STAG III Pocatello, LLC	Delaware
STAG III Rapid City, LLC	Delaware
STAG III Round Rock, LLC	Delaware
STAG III Sergeant Bluff, LLC	Delaware
STAG III Sparks, LLC (f/k/a ECOLAIR LLC)	Maryland
STAG III St. Louis, LLC	Delaware
STAG III Youngstown, LLC	Delaware
STAG III Albion, LLC	Delaware
STAG III Amesbury, LLC	Delaware
STAG III Appleton, LLC	Delaware
STAG III Cincinnati, LLC	Delaware
STAG III Fairfield, LLC	Delaware
STAG III Farmington, LLC	Delaware
STAG III Holland 2, LLC	Delaware
STAG III Jefferson, LLC	Delaware
STAG III Lewiston, LLC	Delaware
STAG III Malden, LLC	Delaware
STAG III Tavares, LLC	Delaware
STAG III Twinsburg, LLC	Delaware
STAG IV Alexandria, LLC	Delaware
STAG IV Belfast, LLC	Delaware
STAG IV Cheektowaga, LLC	Delaware
STAG IV Creedmor, LLC	Delaware
STAG IV Danville, LLC ( f/k/a/ STAG III Danville, LLC)	Delaware
STAG IV Lexington, LLC	Delaware
STAG IV Newton, LLC	Delaware

STAG IV Pittsburgh 2, LLC	Delaware
STAG IV Pittsburgh, LLC (f/k/a STAG III Pittsburgh, LLC)	Delaware
STAG IV Rural Hall, LLC	Delaware
STAG IV Seville, LLC (f/k/a STAG III Seville, LLC)	Delaware
STAG IV Sun Prairie, LLC	Delaware
STAG IV Waco, LLC	Delaware
STAG GI O’Fallon, LLC	Delaware
STAG GI Goshen, LLC	Delaware
STAG GI Charlotte, LLC	Delaware
STAG GI Charlotte 2, LLC	Delaware
STAG GI Madison, LLC	Delaware
STAG GI Walker, LLC	Delaware
STAG GI Streetsboro, LLC	Delaware
STAG GI Salem, LLC	Delaware
STAG GI New Jersey, LLC	Delaware
STAG GI Venore, LLC	Delaware
STAG GI Rogers, LLC	Delaware